UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          January 24, 2007

USA TRUCK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-19858	71-0556971
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Industrial Park Road
Van Buren, Arkansas	72956
(Address of Principal Executive Offices)	(Zip Code)

(479) 471-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 25, 2007, the Registrant issued a news release announcing its revenues and earnings for the fourth quarter and fiscal year of 2006. A copy of the news release is furnished as an exhibit to this Form 8-K. This Item 2.02 and the attached exhibit are furnished to but not filed with the Securities and Exchange Commission.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a) On January 24, 2007, the Company’s Board of Directors adopted amendments to its Code of Business Conduct and Ethics policy. These amendments have updated the policy by changing the period (the “trading window”) in which management personnel, executive officers, directors and inside owners of at least ten percent of the Company’s outstanding stock may trade in USA Truck stock.

In accordance with the amendment, these individuals may now begin trading USA Truck common stock, assuming the absence of material nonpublic information, one and one-half (1.5) Trading Days (a Trading Day being defined as six and one-half (6.5) hours of Market Hours trading on the NASDAQ Stock Market) following the Company’s quarterly earnings release and must cease trading on the seventh (7th) Trading Day of the third month of the quarter in which the earnings release was made. The trading window was previously defined as being open on the 3rd business day following the quarterly release of earnings and closed on the 45th calendar day following the Company’s quarterly earnings release.

A further amendment now requires insiders who are contemplating trading the Company’s common stock to pre-clear the trade(s) with a designated compliance person within the Company.

The Company’s Code of Business Conduct and Ethics policy, as amended, is available at the Company’s web site, http://www.usa-truck.com, under the “Corporate Governance” tab of the “Investor Relations” page.

The Code of Business Conduct and Ethics policy, as amended, is attached in its entirety as an Exhibit to this report.

Item 8.01 Other Events

On January 24, 2007, the Board of Directors of the Company approved an authorization for the repurchase of up to 2,000,000 shares of the Company’s Common Stock through January 24, 2010. Subject to applicable timing and other legal requirements, repurchases under the authorization may be made on the open market or in privately negotiated transactions on terms approved by the Company's Chairman of the Board or President. Repurchased shares may be retired or held in treasury for future use for appropriate corporate purposes, including issuance in connection with awards under the Company's employee benefit plans. The new authorization is in addition to the existing repurchase program that expires October 19, 2007 and has 264,000 shares remaining for repurchase.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

14.1 Code of Business Conduct and Ethics policy, as amended.

99.1  News release issued by the Registrant on January 25, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Truck, Inc.
(Registrant)

Date:	January 26, 2007	/s/ Jerry D. Orler
Jerry D. Orler
President and Chief Executive Officer

Date:	January 26, 2007	/s/ Clifton R. Beckham
Clifton R. Beckham
Senior Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit
14.1	Code of Business Conduct and Ethics policy, as amended
99.1	News release issued by the Registrant on January 25, 2007